UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) June 17, 2002





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On June 25, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of May 2002 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:  June 27, 2002                     By:/s/ Ronald D. Markle
--------------------                            --------------------------
                                                Ronald D. Markle
                                                Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated June 17, 2002


   20.2        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated June 17, 2002


   20.3        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated June 17, 2002


   20.4        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated June 17, 2002


   20.5        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated June 17, 2002


   20.6        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated June 17, 2002

                     Navistar Financial 1999 - A Owner Trust
                           For the Month of May, 2002
                       Distribution Date of June 17, 2002
                            Servicer Certificate #37

Original Pool Amount                                             $714,764,750.47



Beginning Pool Balance                                           $146,330,508.99
Beginning Pool Factor                                                  0.2047254

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $18,927,414.32
     Interest Collected                                              $954,881.93

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $789,687.42
Total Additional Deposits                                            $789,687.42

Repos / Chargeoffs                                                   $248,542.15
Aggregate Number of Notes Charged Off                                        243

Total Available Funds                                             $20,671,983.67

Ending Pool Balance                                              $127,154,552.52
Ending Pool Factor                                                     0.1778971

Servicing Fee                                                        $121,942.09

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $14,945,471.96
     Target Percentage                                                     5.25%
     Target Balance                                                $6,675,614.01
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                           ($650,176.95)
     Ending Balance                                               $14,295,295.01

Current Weighted Average APR:                                             8.108%
Current Weighted Average Remaining Term (months):                          19.55

Delinquencies                                                  Dollars     Notes
     Installments:                  1 - 30 days          $2,245,932.40     1,188
                                    31 - 60 days           $326,125.04       247
                                    60+  days              $402,977.99        85

     Total:                                              $2,975,035.43     1,239

     Balances:                      60+  days            $1,331,291.28        85

Memo Item - Reserve Account
     Prior Month                                                  $14,295,295.01
     Invest. Income                                                   $24,367.07
     Excess Serv.                                                    $625,809.88
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $14,945,471.96

Navistar Financial 1999 - A Owner Trust
For the Month of May, 2002

                                                                                     NOTES

                                                TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                  $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                   0.00%           0.00%           0.00%          96.50%          3.50%
     Coupon                                                   5.0025%         5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                $146,330,508.99
Ending Pool Balance                   $127,154,552.52

Collected Principal                    $18,927,414.32
Collected Interest                        $954,881.93
Charge - Offs                             $248,542.15
Liquidation Proceeds / Recoveries         $789,687.42
Servicing                                 $121,942.09
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Service$20,550,041.58

Beginning Balance                     $146,330,509.00           $0.00           $0.00           $0.00 $136,060,956.99 $10,269,552.01

Interest Due                              $748,275.23           $0.00           $0.00           $0.00     $695,044.72     $53,230.51
Interest Paid                             $748,275.23           $0.00           $0.00           $0.00     $695,044.72     $53,230.51
Principal Due                          $19,175,956.47           $0.00           $0.00           $0.00  $18,504,797.99    $671,158.48
Principal Paid                         $19,175,956.47           $0.00           $0.00           $0.00  $18,504,797.99    $671,158.48

Ending Balance                        $127,154,552.53           $0.00           $0.00           $0.00 $117,556,159.00  $9,598,393.53
Note / Certificate Pool Factor                                 0.0000          0.0000          0.0000          0.8066         0.3836
   (Ending Balance / Original Pool Amount)
Total Distributions                    $19,924,231.70           $0.00           $0.00           $0.00  $19,199,842.71    $724,388.99

Interest Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
             (required from Reserve)
Excess Servicing                          $625,809.88
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $14,945,471.96
(Release) / Draw                         ($650,176.95)
Ending Reserve Acct Balance            $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of May, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                 4                  3                2                 1
                                             Jan-02            Feb-02            Mar-02            Apr-02            May-02

Beginning Pool Balance                      $199,821,494.72   $185,506,896.82   $174,796,892.08   $157,254,997.43   $146,330,508.99

A)   Loss Trigger:
Principal of Contracts Charged Off            $1,301,931.36       $745,685.64       $707,068.32       $269,415.82       $248,542.15
Recoveries                                    $1,875,403.34       $667,816.76     $1,116,747.56       $900,232.30       $789,687.42

Total Charged Off (Months 5, 4, 3)            $2,754,685.32
Total Recoveries (Months 3, 2, 1)             $2,806,667.28
Net Loss / (Recoveries) for 3 Mos               ($51,981.96)(a)

Total Balance (Months 5, 4, 3)              $560,125,283.62 (b)

Loss Ratio Annualized  [(a/b) * (12)]              -0.1114%

Trigger:  Is Ratio > 1.5%                                No

                                                     Mar-02            Apr-02            May-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $2,993,397.65     $2,301,516.27     $1,331,291.28
     As % of Beginning Pool Balance                1.71250%          1.46356%          0.90978%
     Three Month Average                           1.74353%          1.57543%          1.36195%
Trigger:   Is Average > 2.0%                             No


C)   Noteholders Percent Trigger:                  2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2000 - A Owner Trust
                           For the Month of May, 2002
                       Distribution Date of June 17, 2002
                            Servicer Certificate #28

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $181,448,980.87
Beginning Pool Factor                                                  0.3819979

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $22,699,478.10
     Interest Collected                                            $1,271,368.30

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $281,415.45
Total Additional Deposits                                            $281,415.45

Repos / Chargeoffs                                                   $344,738.71
Aggregate Number of Notes Charged Off                                        122

Total Available Funds                                             $24,190,113.96

Ending Pool Balance                                              $158,466,911.95
Ending Pool Factor                                                     0.3336146

Servicing Fee                                                        $151,207.48

Repayment of Servicer Advances                                        $62,147.89

Reserve Account:
     Beginning Balance  (see Memo Item)                            $9,947,451.01
     Target Percentage                                                     5.50%
     Target Balance                                                $8,715,680.16
     Minimum Balance                                               $9,105,143.30
     (Release) / Deposit                                           ($842,307.71)
     Ending Balance                                                $9,105,143.30

Current Weighted Average APR:                                             9.070%
Current Weighted Average Remaining Term (months):                          29.16

Delinquencies                                                  Dollars     Notes
     Installments:                 1 - 30 days           $1,333,396.98     1,192
                                   31 - 60 days            $247,285.63       196
                                   60+  days               $230,879.33        51

     Total:                                              $1,811,561.94     1,199

     Balances:                     60+  days             $1,571,599.33        51

Memo Item - Reserve Account
     Prior Month                                                   $9,979,693.95
     Invest. Income                                                   $15,991.65
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                       ($48,234.59)
     Beginning Balance                                             $9,947,451.01

Navistar Financial 2000 - A Owner Trust
For the Month of May, 2002

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.25%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $181,448,980.87
Ending Pool Balance                    $158,466,911.95

Collected Principal                     $22,637,330.21
Collected Interest                       $1,271,368.30
Charge - Offs                              $344,738.71
Liquidation Proceeds / Recoveries          $281,415.45
Servicing                                  $151,207.48
Cash Transfer from Reserve Account          $48,234.59
Total Collections Avail for Debt Service$24,087,141.07

Beginning Balance                      $181,448,980.87          $0.00           $0.00  $50,307,144.10 $121,187,500.00  $9,954,336.77

Interest Due                             $1,105,072.15          $0.00           $0.00     $301,842.86     $741,263.54     $61,965.75
Interest Paid                            $1,105,072.15          $0.00           $0.00     $301,842.86     $741,263.54     $61,965.75
Principal Due                           $22,982,068.92          $0.00           $0.00  $22,120,241.34           $0.00    $861,827.58
Principal Paid                          $22,982,068.92          $0.00           $0.00  $22,120,241.34           $0.00    $861,827.58

Ending Balance                         $158,466,911.95           0.00            0.00   28,186,902.76  121,187,500.00   9,092,509.19
Note / Certificate Pool Factor                                 0.0000          0.0000          0.2562          1.0000         0.5105
   (Ending Balance / Original Pool Amoumt)
Total Distributions                     $24,087,141.07          $0.00           $0.00  $22,422,084.20     $741,263.54    $923,793.33

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
             (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance           $9,947,451.01
(Release) / Draw                          ($842,307.71)
Ending Reserve Acct Balance              $9,105,143.30

Navistar Financial 2000 - A Owner Trust
For the Month of May, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                  4                 3                 2                 1
                                             Jan-02             Feb-02            Mar-02            Apr-02            May-02

Beginning Pool Balance                      $224,298,363.24    $211,768,334.08   $202,805,650.26   $191,962,671.85   $181,448,980.87

A)   Loss Trigger:
Principal of Contracts Charged Off              $534,252.68        $303,641.57       $903,458.25       $277,349.73       $344,738.71
Recoveries                                      $974,195.00        $580,857.93       $500,519.59       $414,281.96       $281,415.45

Total Charged Off (Months 5, 4, 3)            $1,741,352.50
Total Recoveries (Months 3, 2, 1)             $1,196,217.00
Net Loss / (Recoveries) for 3 Mos               $545,135.50 (a)

Total Balance (Months 5, 4, 3)              $638,872,347.58 (b)

Loss Ratio Annualized  [(a/b) * (12)]               1.0239%

Trigger:  Is Ratio > 1.5%                                No

                                             Mar-02             Apr-02            May-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $2,387,024.63      $1,831,995.11     $1,571,599.33
     As % of Beginning Pool Balance                1.17700%           0.95435%          0.86614%
     Three Month Average                           1.34755%           1.13686%          0.99916%
Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:                   1.9169%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2000 - B Owner Trust
                           For the Month of May, 2002
                       Distribution Date of June 17, 2002
                            Servicer Certificate #20

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $325,877,820.85
Beginning Pool Factor                                                  0.4261456

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $50,068,863.38
     Interest Collected                                            $2,511,148.65

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,224,018.37
Total Additional Deposits                                          $1,224,018.37

Repos / Chargeoffs                                                   $546,373.52
Aggregate Number of Notes Charged Off                                        365

Total Available Funds                                             $53,441,596.19

Ending Pool Balance                                              $275,625,018.16
Ending Pool Factor                                                     0.3604307

Servicing Fee                                                        $271,564.85

Repayment of Servicer Advances                                       $362,434.21

Reserve Account:
     Beginning Balance  (see Memo Item)                           $19,035,236.94
     Target Percentage                                                     5.50%
     Target Balance                                               $15,159,376.00
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                         ($3,741,034.99)
     Ending Balance                                               $15,294,201.95

Current Weighted Average APR:                                             9.888%
Current Weighted Average Remaining Term (months):                          33.64

Delinquencies                                                  Dollars     Notes
     Installments:                  1 - 30 days          $2,124,749.18     1,940
                                    31 - 60 days           $449,634.65       463
                                    60+  days              $204,027.80        85

     Total:                                              $2,778,411.63     1,962

     Balances:                      60+  days            $2,224,056.02        85

Memo Item - Reserve Account
     Prior Month                                                  $17,923,280.15
     Invest. Income                                                   $27,690.82
     Excess Serv.                                                  $1,084,265.97
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $19,035,236.94

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2002

                                                                                      NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53$140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.25%           0.00%          3.75%
     Coupon                                                   6.7300%         6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $325,877,820.85
Ending Pool Balance                    $275,625,018.16

Collected Principal                     $49,706,429.17
Collected Interest                       $2,511,148.65
Charge - Offs                              $546,373.52
Liquidation Proceeds / Recoveries        $1,224,018.37
Servicing                                  $271,564.85
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$53,170,031.34

Beginning Balance                      $325,877,820.86          $0.00           $0.00 $129,673,933.68 $178,733,000.00 $17,470,887.18

Interest Due                             $1,832,962.68          $0.00           $0.00     $720,770.95   $1,009,841.45    $102,350.28
Interest Paid                            $1,832,962.68          $0.00           $0.00     $720,770.95   $1,009,841.45    $102,350.28
Principal Due                           $50,252,802.69          $0.00           $0.00  $48,368,322.59           $0.00  $1,884,480.10
Principal Paid                          $50,252,802.69          $0.00           $0.00  $48,368,322.59           $0.00  $1,884,480.10

Ending Balance                         $275,625,018.17           0.00            0.00   81,305,611.09  178,733,000.00  15,586,407.08
Note / Certificate Pool Factor                                 0.0000          0.0000          0.4397          1.0000         0.5435
   (Ending Balance / Original Pool Amount)
Total Distributions                     $52,085,765.37          $0.00           $0.00  $49,089,093.54   $1,009,841.45  $1,986,830.38

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
             (required from Reserve)
Excess Servicing                         $1,084,265.97
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $19,035,236.94
(Release) / Draw                        ($3,741,034.99)
Ending Reserve Acct Balance             $15,294,201.95

Navistar Financial 2000 - B Owner Trust
For the Month of May, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                              5                 4                 3                 2                  1
                                            Jan-02            Feb-02            Mar-02            Apr-02             May-02

Beginning Pool Balance                     $424,842,843.28   $396,947,032.68    $376,120,917.48   $345,205,791.80    $325,877,820.85

A)   Loss Trigger:
Principal of Contracts Charged Off           $1,881,411.50     $2,089,071.22      $1,105,932.59     $1,491,760.87        $546,373.52
Recoveries                                   $2,645,242.73     $1,498,010.61      $1,163,115.24     $1,597,266.96      $1,224,018.37

Total Charged Off (Months 5, 4, 3)           $5,076,415.31
Total Recoveries (Months 3, 2, 1)            $3,984,400.57
Net Loss / (Recoveries) for 3 Mos            $1,092,014.74 (a)

Total Balance (Months 5, 4, 3)           $1,197,910,793.44 (b)

Loss Ratio Annualized  [(a/b) * (12)]              1.0939%

Trigger:  Is Ratio > 1.5%                               No

                                             Mar-02            Apr-02             May-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $5,041,899.92     $5,223,133.99     $2,224,056.02
     As % of Beginning Pool Balance               1.34050%          1.51305%          0.68248%
     Three Month Average                          1.50864%          1.47566%          1.17868%

Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:                  2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2001 - A Owner Trust
                            For the Month of May 2002
                       Distribution Date of June 17, 2002
                            Servicer Certificate #14

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $253,814,198.86
Beginning Pool Factor                                                    0.63454

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $26,580,705.56
     Interest Collected                                            $1,914,175.26
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $362,565.62
Total Additional Deposits                                            $362,565.62

Repos / Chargeoffs                                                   $479,141.07
Aggregate Number of Notes Charged Off                                        127

Total Available Funds                                             $28,857,446.44

Ending Pool Balance                                              $226,754,352.23
Ending Pool Factor                                                       0.56689

Servicing Fee                                                        $211,511.83

Repayment of Servicer Advances                                             $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                           $14,491,990.67
     Target Percentage                                                  5.50000%
     Target Balance                                               $12,471,489.37
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                         ($2,020,501.30)
     Ending Balance                                               $12,471,489.37

Current Weighted Average APR:                                            9.6050%

Current Weighted Average Remaining Term (months):                          39.16

Delinquencies

                                                               Dollars     Notes
     Installments:               1 - 30 days             $1,714,930.74     1,400
                                 31 - 60 days              $445,912.71       338
                                 60+  days                 $160,963.63        67

     Total:                                              $2,321,807.08     1,418

     Balances:                   60+  days               $1,845,105.98        67

Memo Item - Reserve Account
     Opening balance                                              $13,959,780.94
     Invest. Income                                                   $21,085.93
     Excess Serv.                                                    $511,123.80
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $14,491,990.67

Navistar Financial 2001 - A Owner Trust
For the Month of May 2002

                                                                                       NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          95.75%           0.00%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $253,814,198.86
Ending Pool Balance                     $226,754,352.23

Collected Principal                      $26,580,705.56
Collected Interest                        $1,914,175.26
Charge - Offs                               $479,141.07
Liquidation Proceeds / Recoveries           $362,565.62
Servicing                                   $211,511.83
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $28,645,934.61

Beginning Balance                       $253,814,198.86          $0.00  $47,445,845.41 $100,000,000.00 $92,500,000.00 $13,868,353.45

Interest Due 2                            $1,074,964.18          $0.00     $176,735.77     $415,833.33    $417,791.67     $64,603.41
Interest Paid                             $1,074,964.18          $0.00     $176,735.77     $415,833.33    $417,791.67     $64,603.41
Principal Due                            $27,059,846.63          $0.00  $25,909,803.15           $0.00          $0.00  $1,150,043.48
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                           $27,059,846.63          $0.00  $25,909,803.15           $0.00          $0.00  $1,150,043.48

Ending Balance                          $226,754,352.23           0.00   21,536,042.26  100,000,000.00  92,500,000.00  12,718,309.97
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount)                         0.0000          0.1825          1.0000         1.0000         0.7481


Total Distributions                      $28,134,810.81          $0.00  $26,086,538.92     $415,833.33    $417,791.67  $1,214,646.89

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
                 Total Shortfall                  $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                            $511,123.80
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $14,491,990.67
(Release) / Draw                         ($2,020,501.30)
Ending Reserve Acct Balance              $12,471,489.37

Navistar Financial 2001 - A Owner Trust
For the Month of May 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                        5                 4                 3                  2                 1
                                                   Jan-02            Feb-02            Mar-02             Apr-02            May-02

Beginning Pool Balance                    $310,954,866.68   $293,914,454.24   $284,462,994.91    $270,752,627.44   $253,814,198.86

A)   Loss Trigger:
Principal of Contracts Charged Off            $368,517.73       $458,729.37       ($32,146.17)     $1,083,851.81       $479,141.07
Recoveries                                    $566,007.22       $364,577.24       $198,276.94        $344,572.99       $362,565.62

Total Charged Off (Months 5, 4, 3)            $795,100.93
Total Recoveries (Months 3, 2, 1)             $905,415.55
Net Loss / (Recoveries) for 3 Mos            ($110,314.62)(a)

Total Balance (Months 5, 4, 3)            $889,332,315.83 (b)

Loss Ratio Annualized  [(a/b) * (12)]            -0.1489%

Trigger:  Is Ratio > 1.5%                              No

                                                   Mar-02            Apr-02            May-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $3,206,029.34     $2,118,594.42     $1,845,105.98
     As % of Beginning Pool Balance              1.12705%          0.78248%          0.72695%
     Three Month Average                         1.07544%          0.99994%          0.87883%

Trigger:  Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         3.11788%

Trigger:  Is Minimum < 1.0%                            No

                     Navistar Financial 2001 - B Owner Trust
                            For the Month of May 2002
                       Distribution Date of June 17, 2002
                            Servicer Certificate # 8

Original Pool Amount                                             $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                     $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                    $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                      $30,633,447.04
Beginning Pool Balance                                           $408,717,809.41
Beginning Pool Factor                                                  0.8174366

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $17,652,646.70
     Interest Collected                                            $2,883,434.76
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $550,061.95
Total Additional Deposits                                            $550,061.95

Repos / Chargeoffs                                                   $585,946.72
Aggregate Number of Notes Charged Off                                        109

Total Available Funds                                             $21,052,270.32

Ending Pool Balance                                              $390,513,089.08
Ending Pool Factor                                                     0.7810271

Servicing Fee                                                        $340,598.17

Repayment of Servicer Advances                                        $33,873.09


Reserve Account:
     Beginning Balance  (see Memo Item)                           $23,810,343.41
     Target Percentage                                                  5.50000%
     Target Balance                                               $21,478,219.90
     Minimum Balance                                               $9,999,988.40
     (Release) / Deposit                                         ($2,332,123.51)
     Ending Balance                                               $21,478,219.90

Current Weighted Average APR:                                             8.509%
Current Weighted Average Remaining Term (months):                          44.11

Delinquencies

                                                               Dollars     Notes
     Installments:               1 - 30 days             $1,649,283.32     1,711
                                 31 - 60 days              $255,849.50       250
                                 60+  days                  $84,988.87        49

     Total:                                              $1,990,121.69     1,714

     Balances:                   60+  days               $1,743,760.32        49

Memo Item - Reserve Account
     Opening balance                                              $22,479,479.52
     Invest. Income                                                   $37,455.80
     Excess Serv.                                                  $1,293,408.09
     Transfer (to) Collections Acct                                        $0.00
     Beginning Balance                                            $23,810,343.41

Navistar Financial 2001 - B Owner Trust
For the Month of May 2002

                                                                                       NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          96.25%           0.00%          0.00%          3.75%
     Coupon                                                    2.4400%         2.8300%         2.0900%        4.3700%        4.8300%

Beginning Pool Balance                  $408,717,809.41
Ending Pool Balance                     $390,513,089.08

Collected Principal                      $17,618,773.61
Collected Interest                        $2,883,434.76
Charge - Offs                               $585,946.72
Liquidation Proceeds / Recoveries           $550,061.95
Swap Payments to/(from)Trust               ($181,685.00)
Servicing                                   $340,598.17
Investment Earnings from Pre-Funding Acc          $0.00
Negative Carry Amount                             $0.00
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $20,529,987.15

Beginning Balance                       $408,717,809.41          $0.00 $120,507,466.56 $179,000,000.00 $90,897,000.00 $18,313,342.85

Interest Due 2                            $1,031,858.73          $0.00     $284,196.78     $342,934.17    $331,016.58     $73,711.20
Interest Paid                             $1,031,858.73          $0.00     $284,196.78     $342,934.17    $331,016.58     $73,711.20
Principal Due                            $18,204,720.33          $0.00  $17,522,043.32           $0.00          $0.00    $682,677.01
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Paid                           $18,204,720.33          $0.00  $17,522,043.32           $0.00          $0.00    $682,677.01


Ending Balance                          $390,513,089.08          $0.00 $102,985,423.24 $179,000,000.00 $90,897,000.00 $17,630,665.84
Note / Certificate Pool Factor                                 0.00000         0.78188         1.00000        1.00000        0.94030
     (Ending Balance / Original Pool Amount)
Total Distributions                      $19,236,579.06          $0.00  $17,806,240.10     $342,934.17    $331,016.58    $756,388.21

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                          $1,293,408.09
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance      $23,810,343.41
     (Release) / Draw                    ($2,332,123.51)
     Ending Reserve Acct Balance         $21,478,219.90

Navistar Financial 2001 - B Owner Trust
For the Month of May 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5                 4                 3                 2                 1
                                                     Jan-02            Feb-02            Mar-02            Apr-02            May-02

Beginning Pool Balance                      $465,365,490.72   $449,312,846.30   $435,556,920.89   $422,842,028.74   $408,717,809.41

A)   Loss Trigger:
Principal of Contracts Charged Off              $704,932.48     $1,712,280.54       $558,268.97       $961,646.44       $585,946.72
Recoveries                                       $51,411.42       $172,947.91       $308,423.08       $627,749.04       $550,061.95

Total Charged Off (Months 5, 4, 3)            $2,975,481.99
Total Recoveries (Months 3, 2, 1)             $1,486,234.07
Net Loss / (Recoveries) for 3 Mos             $1,489,247.92 (a)

Total Balance (Months 5, 4, 3)            $1,350,235,257.91 (b)

Loss Ratio Annualized  [(a/b) * (12)]               1.3235%

Trigger:  Is Ratio > 1.5%                                No

                                                     Mar-02            Apr-02            May-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $2,082,837.41     $1,898,305.43     $1,743,760.32
     As % of Beginning Pool Balance                0.47820%          0.44894%          0.42664%
     Three Month Average                           0.52323%          0.48307%          0.45126%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           4.29565%

Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2002 - A Owner Trust
                            For the Month of May 2002
                       Distribution Date of June 17, 2002
                             Servicer Certificate #2

Original Pool Amount                                             $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                     $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                    $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                           $485,538,365.81
Beginning Pool Factor                                                    0.96272

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $15,147,519.24
     Interest Collected                                            $2,834,430.89

Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                     $0.00
Total Additional Deposits                                                  $0.00

Repos / Chargeoffs                                                   $333,996.70
Aggregate Number of Notes Charged Off                                         12

Total Available Funds                                             $17,652,894.64

Ending Pool Balance                                              $470,385,905.36
Ending Pool Factor                                                     0.9407720

Servicing Fee                                                        $404,615.30

Repayment of Servicer Advances                                       $329,055.49


Reserve Account:
     Beginning Balance  (see Memo Item)                           $27,125,175.29
     Target Percentage                                                  5.50000%
     Target Balance                                               $25,871,224.79
     Specified Yield Supplement Amount                             $1,040,738.77
     Specified Yield Supplement Amount                                $23,482.47
     Specified Reserve Account Balance                            $26,935,446.03
     Minimum Balance                                               $9,999,997.65
     (Release) / Deposit                                           ($189,729.26)
     Ending Balance                                               $26,935,446.03

Current Weighted Average APR:                                             7.763%
Current Weighted Average Remaining Term (months):                          45.37

Delinquencies

                                                               Dollars     Notes
     Installments:               1 - 30 days             $1,564,881.72     1,655
                                 31 - 60 days              $269,007.74       254
                                 60+  days                  $32,970.21        25

     Total:                                              $1,866,859.67     1,658

     Balances:                   60+  days                 $534,597.74        25

Memo Item - Reserve Account
     Opening balance                                              $20,699,183.88
     5/31 transLow APR                                               $299,358.87
     5/31 trans                                                    $5,322,385.48
     Invest. Income                                                   $31,011.84
     Excess Serv.                                                    $773,235.22
     Transfer (to) Collections Account                                     $0.00
     Beginning Balance                                            $27,125,175.29

Navistar Financial 2002 - A Owner Trust
For the Month of May 2002

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                              100.00%           0.00%           0.00%           0.00%          0.00%
     Coupon                                                   1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance                 $485,538,365.81
Ending Pool Balance                    $470,385,905.36

Collected Principal                     $14,818,463.75
Collected Interest                       $2,834,430.89
Charge - Offs                              $333,996.70
Liquidation Proceeds / Recoveries                $0.00

Servicing                                  $404,615.30
Investment Earnings from Pre-Funding Acct  $165,140.48
Negative Carry Amount                            $0.00
Cash Transfer from Pre-Funding Acct.           $117.68
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$17,413,537.50

Beginning Balance                      $485,538,483.49 $58,538,483.49 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00

Interest Due 2                           $1,487,724.15    $105,174.14     $465,616.67     $354,466.67     $479,966.67     $82,500.00
Interest Paid                            $1,487,724.15    $105,174.14     $465,616.67     $354,466.67     $479,966.67     $82,500.00
Principal Due                           $15,152,460.45 $15,152,460.45           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only           $117.68        $117.68           $0.00           $0.00           $0.00          $0.00
Principal Paid                          $15,152,578.13 $15,152,578.13           $0.00           $0.00           $0.00          $0.00


Ending Balance                         $470,385,905.36 $43,385,905.36 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Note / Certificate Pool Factor                                0.59433         1.00000         1.00000         1.00000        1.00000
     (Ending Balance / Original Pool Amount)
Total Distributions                     $16,640,302.28 $15,257,752.27     $465,616.67     $354,466.67     $479,966.67     $82,500.00

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                           $773,235.22


     Beginning Reserve Acct Balance     $27,125,175.29
     (Release) / Draw                     ($189,729.26)
     Ending Reserve Acct Balance        $26,935,446.03

Navistar Financial 2002 - A Owner Trust
For the Month of May 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5               4              3                 2                 1
                                                     Jan-02          Feb-02         Mar-02            Apr-02            May-02

Beginning Pool Balance                                  N/A             N/A            N/A   $387,949,661.68   $485,538,365.81

A)   Loss Trigger:
Principal of Contracts Charged Off                      N/A             N/A            N/A        $91,392.74       $333,996.70
Recoveries                                              N/A             N/A            N/A             $0.00             $0.00

Total Charged Off (Months 5, 4, 3)                      N\A
Total Recoveries (Months 3, 2, 1)                     $0.00
Net Loss / (Recoveries) for 3 Mos                       N\A (a)

Total Balance (Months 5, 4, 3)                        $0.00 (b)

Loss Ratio Annualized  [(a/b) * (12)]                   N\A

Trigger:  Is Ratio > 1.5%                                No

                                                     Mar-02          Apr-02         May-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days                       N/A     $906,398.77    $534,597.74
     As % of Beginning Pool Balance                     N\A        0.23364%       0.11010%
     Three Month Average                                N/A             N/A            N/A

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           5.38709%

Trigger:  Is Minimum < 1.0%                              No